Exhibit 99.3

2019 Third Quarter Results Investor Call November 6, 2019

Safe Harbor Statement

All per-share amounts in this news release are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include a non-GAAP financial measure referencing 2019 earnings and EPS excluding the impairment charge for the Northern Pass transmission (NPT) project.

Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2019 results without including the impact of the NPT impairment charge. Management believes the NPT impairment charge is not indicative of Eversource Energy's ongoing performance. Due to the nature and significance of the impairment charge on net income attributable to common shareholders, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our transmission and distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology related to our current or future business model; increased conservation measures of customers and development of alternative energy sources; contamination of, or disruption in, our water supplies; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, except as required by federal securities laws, and Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY

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2 3Q 2019 3Q 2018 3Q Change YTD 9 - 30 - 19 YTD 9 - 30 - 18 YTD Change $0.61 $0.55 $0.06 $1.32 $1.19 $0.13 0.33 0.34 (0.01) 1.07 1.04 0.03 (0.05) (0.04) (0.01) 0.18 0.16 0.02 0.06 0.06 0.00 0.08 0.08 0.00 0.03 0.00 0.03 0.04 0.05 (0.01) 0.98 0.91 0.07 2.69 2.52 0.17 --- --- --- (0.64) --- (0.64) $0.98 $0.91 $0.07 $2.05 $2.52 ($0.47) Electric Distribution Electric Transmission (Non - GAAP) Natural Gas Distribution Parent & Other Water Distribution Third Quarter and First Nine Months 2019 Results NPT Impairment EPS (Non - GAAP) Reported EPS (GAAP)

3 ▪ PURA decision released on 10/02/19 focused on multiple objectives ▪ Removing barriers to the growth of CT’s green economy ▪ Enabling transition to decarbonize future focused on efforts in power generation, transportation and heating and cooling ▪ Addressing resilience reliability and standards system - wide and deploy or enhance use of AMI ▪ Addressing energy affordability ▪ Next stage to focus on eleven topics Fourth Quarter 2019 Start First Half 2020 Start Later Topics • AMI • Electric Storage • Zero emission vehicles • Innovative technology • Interconnection standards • Energy affordability • Non - wires alternatives • Resilience & reliability standards & programs • Distributed energy resources • Rate designs • Resource adequacy and clean - energy supply Framework for an Equitable Modern Grid in CT

South Fork Wind Revolution Wind Sunrise Wind Size 130 MW 704 MW 880 MW Construction Operation Plan Filing with BOEM Already filed Early 2020 2020 Construction to Begin 2021 Late 2021/early 2022 2022 Commercial Operation End of 2022 Late 2023 2024 Price as of first day of commercial operation ~ $0.160/KWH for 90 MW ~ $0.086/KWH for 40 MW (Avg. annual escalator: 2%) $0.098425/KWH for RI (no escalator) CT pricing not disclosed $0.11037/KWH (No escalator) Status of Contracts Negotiating agreement to increase original 90 MW to 130 MW. NY Comptroller and AG approval required 400 MW for RI approved 200 MW for CT approved 104 MW for CT pending with decision due by end of 2019 Contract signed with NYSERDA in October 2019 4 Expected Timeline For Eversource - Ørsted Projects

5 2019 Financing Activity ▪ $1.3 billion of equity closed in June. Two - thirds of nearly 18 million shares subject to one - year forward sale arrangement • None of the forward has settled to date ▪ Approximately 900,000 treasury shares issued through 10/31/19 to fund dividend reinvestment, 401(k) match, and employee incentive plans ▪ In April, CL&P issued $300 million of bonds due in 2048 (3.85% yield). Proceeds used to repay $250 million, 5.5% maturity ▪ In May, NSTAR Electric issued $400 million of 3.25% “green bonds” due in 2029 ▪ In June, PSNH issued $300 million of 3.6% bonds due in 2049. Proceeds to repay $150 million of 4.5% bonds due December 1, 2019 ▪ In July, NSTAR Gas issued $75 million of 3.74% bonds due in 2049 ▪ In September: • CL&P issued $200 million of bonds due in 2027 (2.42% yield) • Yankee Gas issued $100 million of 2.23% bonds due 2024 and $100 million of 3.3% bonds due 2049 Equity Long - Term Debt